UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante
San Clemente,
California	92672

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	GKOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 3, 2021, the Board of Directors (the “Board”) of Glaukos Corporation (the “Company”) approved an updated form indemnification agreement (the “Updated Form Indemnification Agreement”) that will be entered into with each of (i) the Company’s executive officers (Messrs. Thomas W. Burns, President and Chief Executive Officer, Chris M. Calcaterra, Chief Operating Officer, and Joseph E. Gilliam, Chief Financial Officer and Senior Vice President, Corporate Development) and (ii) each of the Company’s non-employee directors (Mr. William J. Link, Ph.D., Mr. Mark J. Foley, Mr. Marc A. Stapley, Dr. Leana S. Wen, Dr. Gilbert H. Kliman, Ms. Aimee Weisner, Ms. Denice Torres and Mr. David F. Hoffmeister) (collectively, the “Indemnitees”). We also anticipate entering into the Updated Form Indemnification Agreement with any new executive officers and directors. Pursuant to the Updated Form Indemnification Agreement, among other things and subject to certain exceptions, the Company will continue to indemnify and advance certain expenses and costs incurred by each Indemnitee in connection with any threatened, pending or completed proceeding arising by reason of his or her service as a director or officer, to the fullest extent permitted by applicable law.

The Updated Form Indemnification Agreement supersedes the previously existing form indemnification agreement entered into between the Company and the Indemnitees, which was filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on May 12, 2015. The Board adopted the Updated Form Indemnification Agreement to, among other things, incorporate certain updates that reflect market indemnification practices and clarify the scope of the Indemnitees’ rights under the agreement and certain procedural and other requirements related to requests for indemnification.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on June 3, 2021. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2021.

The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1. The election of three Class III directors to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Thomas W. Burns	32,807,676	8,190,268	2,782,278
Leana S. Wen, M.D.	40,777,712	220,232	2,782,278
Marc A. Stapley	32,667,838	8,330,106	2,782,278

Proposal 2. The non-binding advisory vote regarding approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
38,105,963	2,834,497	57,484	2,782,278

Proposal 3. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021:

1,
For	Against	Abstain
43,622,867	107,124	50,231

There were no broker non-votes on Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION

By:	/s/ Diane W. Biagianti
	Name:	Diane W. Biagianti
	Title:	Senior Vice President & General Counsel

Date: June 9, 2021